SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2007 (April 7, 2006)
CHAMPION ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2701 Cambridge Court, Suite 300
Auburn Hills, Michigan 48326

(Address of principal executive offices)
Registrant’s telephone number, including area code: (248) 340-9090
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of PricewaterhouseCoopers LLP
Audited Financial Statements
Unaudited Pro Forma Combined Financial Statements
Unaudited Pro Forma Combined Financial Statements

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Champion Enterprises, Inc. (the “Company”) on April 7, 2006 (the “April Form 8-K”), regarding the completion of the acquisition by the Company of Calsafe Group (Holdings) Limited and its operating subsidiary Caledonian Building Systems Limited (collectively “Calsafe”), pursuant to an Agreement, dated February 24, 2006. This amendment provides the historical financial statements of the business acquired under Item 9.01 (a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Form 8-K dated April 7, 2006.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
(a)	Financial Statements of Businesses Acquired.
(i) Audited financial statements of the business acquired as of and for the 53 week ended April 7, 2006 are filed as Exhibit 99.1 hereto.
(b)	Pro Forma Financial Information.
(i) Unaudited pro forma combined financial statements for the year ended December 31, 2005 giving pro forma effect to the Registrant’s acquisition of Calsafe on April 7, 2006 are filed as Exhibit 99.2 hereto.
(ii) Unaudited pro forma combined financial statements as of and for the three months ended April 1, 2006 giving pro forma effect to the Registrant’s acquisition of Calsafe on April 7, 2006 are filed as Exhibit 99.3 hereto.

Exhibit
Number

Exhibit 23	Consent of PricewaterhouseCoopers LLP, dated March 13, 2007.

Exhibit 99.1	Audited financial statements of Calsafe as of and for the 53 week period ended April 7, 2006.

Exhibit 99.2	Unaudited pro forma combined financial statements for the year ended December 31, 2005 related to the Calsafe acquisition.

Exhibit 99.3	Unaudited pro forma combined financial statements as of and for the three months ended April 1, 2006 related to the Calsafe acquisition.

Exhibit 99.4	Press Release dated April 7, 2006, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated April 7, 2006 and incorporated herein by reference.

Exhibit 99.5	Agreement, dated February 24, 2006, by and among CBS Monaco Limited, Champion Enterprises, Inc. and the shareholders of Calsafe Group (Holdings) Limited, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 24, 2006 and incorporated herein by reference.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.

/s/ Phyllis A. Knight

Phyllis A. Knight,
Executive Vice President and
Chief Financial Officer
Date: March 13, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 23	Consent of PricewaterhouseCoopers LLP, dated March 13 , 2007.

Exhibit 99.1	Audited financial statements of Calsafe as of and for the 53 week period ended April 7, 2006.

Exhibit 99.2	Unaudited pro forma combined financial statements for the year ended December 31, 2005 related to the Calsafe acquisition.

Exhibit 99.3	Unaudited pro forma combined financial statements as of and for the three months ended April 1, 2006 related to the Calsafe acquisition.

Exhibit 99.4	Press Release dated April 7, 2006, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated April 7, 2006 and incorporated herein by reference.

Exhibit 99.5	Agreement, dated February 24, 2006, by and among CBS Monaco Limited, Champion Enterprises, Inc. and the shareholders of Calsafe Group (Holdings) Limited, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 24, 2006 and incorporated herein by reference.